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                                                                  EXHIBIT 23.1


                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 24, 2000 relating to the financial statements which appears in A.C. Moore Arts & Crafts, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.



PricewaterhouseCoopers LLP

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
May 31, 2000